June 5, 2020
Sonny Oh, Esq.
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549
Re:	John Hancock Life Insurance Company (U.S.A.) Separate Account H Registration Statement on Form N-4 (File No. 333-70728)
Dear Mr. Oh:
John Hancock Life Insurance Company (U.S.A.) (the “Company”), on behalf of John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Registrant”), transmits this Post-Effective Amendment No. 51 to the above captioned registration statement (“Post-Effective Amendment”) to the Securities and Exchange Commission (the “Commission”) for filing under the Securities Act of 1933, as amended (the “Act”), pursuant to Rule 485(a) under the Act.
We are filing the Post-Effective Amendment under Rule 485(a) to supplement the prospectus for certain variable annuity contracts described therein (the “Contracts”). The new disclosure announces a limited time offer available only to certain eligible Contract owners (the “Offer”). The Offer provides Contract owners with the opportunity to voluntarily terminate their Income Plus for Life Series Riders and any guaranteed death benefits and riders (“Guaranteed Benefits”), along with their associated fees and restrictions. If accepted, the Contract owners would no longer be subject to Guaranteed Benefits charges, restrictions on additional purchase payments, restrictions on available investment options and surrender or withdrawal charges (with the exception of Venture Vantage Contracts). Contract owners may also receive an enhancement amount added to their Contract value, the calculation of which is described in the Post-Effective Amendment. If one accepts the Offer, his or her new death benefit would be a return of Contract value.
The Company intends to make the Offer available for a limited time beginning on or about September 15, 2020. The Offer will be voluntary; Contract owners will not be required to accept the Offer or take any action under their Contracts. If a Contract owner accepts the Offer, his or her Guaranteed Benefits will terminate in their entirety and have no further value, force or effect.
The Company is making the Offer in the belief that it may be mutually beneficial to the Company and to eligible Contract owners who no longer need or want the guarantees provided by the Guaranteed Benefits. In light of recent market volatility, the Company will advise eligible Contract owners to consult with their financial representatives to determine whether this Offer is in their best interests, or whether the guarantees under the IPFL Rider might be their better option.
Following Commission staff (“Staff”) review and comment on this Post-Effective Amendment, we intent to file a template request pursuant to Rule 485(b)(1)(vii). Upon approval of the request, the Registrant intends to file amended registration statements pursuant to Rule 485(b)(1)(vii) that will include prospectus disclosure conforming to the supplement filed herewith, which would serve as the template.
The Company, on behalf of the Registrant, respectfully requests comments from the Staff on this filing by Monday, July 20, 2020, which would allow us enough time to address the Staff’s comments, complete the template request and filings associated therewith and print final supplements for an anticipated September 15th launch date.
Please direct any comments and questions regarding the Post-Effective Amendment to me at (617) 756-2917 or in my absence, to Sophia Pattas at (617) 470-2487.
Very truly yours,
/s/ Thomas J. Loftus
Thomas J. Loftus
AVP and Assistant Chief Counsel
617-756-2917
tloftus@jhancock.com
200 Berkeley Street, Boston, Massachusetts, United States, 02116